As filed with the Securities and Exchange Commission on April 20, 1998.

                                                    Registration No. 333-50345

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             Pioneer Companies, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                                             06-1215192
   (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                             Identification No.)

                                  700 Louisiana
                                   Suite 4300
                              Houston, Texas 77002
          (Address, including zip code, of Principal Executive Offices)

               PIONEER COMPANIES, INC. 1995 STOCK INCENTIVE PLAN,
                    PIONEER COMPANIES, INC. 1998 STOCK PLAN,
         NON-QUALIFIED STOCK OPTION AGREEMENT FOR MICHAEL J. FERRIS AND
            NON-QUALIFIED STOCK OPTION AGREEMENT FOR ANDREW M. BURSKY
                            (Full title of the plans)

            Kent R. Stephenson                                copy to:
      Vice President, General Counsel                   James M. Prince, Esq.
               and Secretary                           Andrews & Kurth L.L.P.
         700 Louisiana, Suite 4300                     600 Travis, Suite 4200,
           Houston, Texas 77002                         Houston, Texas 77002
              (713) 570-3200
(Name, address, including zip code, and telephone number,
   including area code, of agent for service)
                           ---------------------------


                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                                                         Proposed
                                                                        Proposed          Maximum
                                                    Amount               Maximum         Aggregate        Amount of
                                                     to be           Offering Price      Offering        Registration
   Title of Securities to be Registered         registered (1)          Per Share          Price             Fee
----------------------------------------------------------------------------------------------------------------------
Class A Common Stock, par value
             $0.01 per share                    500,000Shares(3)           (2)              (2)               (2)
                                                858,675 Shares(4)
                                                204,637 Shares(5)
                                                 26,750 Shares(5)
                                                 26,750 Shares(5)
                                                 26,750 Shares(5)
Total:                                          107,000 Shares(6)
                                              1,750,562Shares
======================================================================================================================
(1)  The number of Shares of Class A Common Stock registered herein is subject to adjustment to prevent dilution resulting from stock splits, stock dividends or similar transactions.
(2)  The filing fee for the registered securities was previously paid with the Registration Statement on Form S-8 filed April 17, 1998. (No. 333-50345)
(3)  Represents shares subject to the Pioneer Companies, Inc. 1998 Stock Plan.
(4)  Represents shares subject to the Pioneer Companies, Inc. 1995 Stock Incentive Plan.
(5)  Represents shares subject to the Ferris Option.
(6)  Represents shares subject to the Bursky Option.
=======================================================================================================================

                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 333-50345) of Pioneer Companies, Inc., filed with the Securities and Exchange Commission on April 17, 1998, is being filed for the sole purpose of filing an exhibit not previously filed.

Item 8.  Exhibits.


Exhibit
Number     Description
------     -----------

4.1 Third Restated Certificate of Incorporation of Pioneer Companies, Inc. (filed as Exhibit 3.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, and incorporated herein by reference).

4.2 Amendment to Third Restated Certificate of Incorporation of Pioneer Companies, Inc. (filed as Exhibit 3.1(b) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

4.3 Bylaws of Pioneer Companies, Inc. (filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1988 and incorporated herein by reference).

4.4*     Pioneer Companies, Inc. 1995 Stock Incentive Plan.

4.5*     Pioneer Companies, Inc. 1998 Stock Plan.

4.6* Non-Qualified Stock Option Agreement for Michael J. Ferris dated January 4, 1997.

4.7* Non-Qualified Stock Option Agreement for Michael J. Ferris dated January 4, 1998.

4.8*     Non-Qualified Stock Option Agreement for Andrew M. Bursky dated May 15,
         1997.

5.1* Opinion of Andrews & Kurth L.L.P. as to the legality of the shares being registered.

23.1*    Consent of Deloitte & Touche LLP.

23.2**   Consent of Ernst & Young LLP.

23.3     Consent of Andrews & Kurth  L.L.P.  (included  in the opinion  filed as
         Exhibit 5.1 to this Registration Statement).

24.1*    Power of Attorney.

----------------------------
*filed previously
**filed herewith

                                   SIGNATURES

                                 THE REGISTRANT

         Pursuant to the requirements of the Securities Act, Pioneer Companies, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on April 20, 1998.

                                            PIONEER COMPANIES, INC.
                                            (Registrant)

                                            By: /s/ PHILIP J. ABLOVE
                                                -------------------------------
                                                     Philip J. Ablove
                                                     Vice President,
                                                       Chief Financial Officer



         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                       SIGNATURE                                          TITLE                          DATE
                       ---------                                          -----                          ----

                */s/ MICHAEL J. FERRIS                   President and Chief Executive
        -----------------------------------              Officer and Director                       April 20, 1998
                  (Michael J. Ferris)

                 /s/ PHILIP J. ABLOVE                    Vice President and Chief
        -----------------------------------              Financial Officer and Director             April 20, 1998
                  (Philip J. Ablove)                     (Principal Financial Officer)

                  */s/ JOHN R. BEAVER                    Controller (Principal Accounting           April 20, 1998
        -----------------------------------              Officer)
                  (John R. Beaver)

                */s/ WILLIAM R. BERKLEY                  Chairman of the Board                      April 20, 1998
        -----------------------------------
                 (William R. Berkley)

                 */s/ ANDREW M. BURSKY                   Director                                   April 20, 1998
        -----------------------------------
                  (Andrew M. Bursky)

                */s/ DONALD J. DONAHUE                   Director                                   April 20, 1998
        -----------------------------------
                  (Donald J. Donahue)

             */s/ RICHARD C. KELLOGG, JR.                Director                                   April 20, 1998
        -----------------------------------
               (Richard C. Kellogg, Jr.)

                 */s/ JACK H. NUSBAUM                    Director                                   April 20, 1998
        -----------------------------------
                   (Jack H. Nusbaum)

               */s/ THOMAS H. SCHNITZIUS                 Director                                   April 20, 1998
        -----------------------------------
                (Thomas H. Schnitzius)


*By: /s/ PHILIP J. ABLOVE                                       April  20, 1998
     -------------------------------------------------
                   Phillip J. Ablove
           (Pursuant to a power of attorney
          as set forth on the signature page
           of the Registration Statement on
             Form S-8 filed April 17, 1998)

Index to Exhibits

Exhibit
Number     Description
------     -----------

4.1 Third Restated Certificate of Incorporation of Pioneer Companies, Inc. (filed as Exhibit 3.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, and incorporated herein by reference).

4.2 Amendment to Third Restated Certificate of Incorporation of Pioneer Companies, Inc. (filed as Exhibit 3.1(b) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

4.3 Bylaws of Pioneer Companies, Inc. (filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1988 and incorporated herein by reference).

4.4*     Pioneer Companies, Inc. 1995 Stock Incentive Plan.

4.5*     Pioneer Companies, Inc. 1998 Stock Plan.

4.6* Non-Qualified Stock Option Agreement for Michael J. Ferris dated January 4, 1997.

4.7* Non-Qualified Stock Option Agreement for Michael J. Ferris dated January 4, 1998.

4.8*     Non-Qualified Stock Option Agreement for Andrew M. Bursky dated May 15,
         1997.

5.1* Opinion of Andrews & Kurth L.L.P. as to the legality of the shares being registered.

23.1*    Consent of Deloitte & Touche LLP.

23.2**   Consent of Ernst & Young LLP.

23.3     Consent of Andrews & Kurth  L.L.P.  (included  in the opinion  filed as
         Exhibit 5.1 to this Registration Statement).

24.1*    Power of Attorney.

----------------------------
*filed previously
**filed herewith